Page 7
August 22, 1996



S-K-I Limited
Post Office Box 450
Bethel, Maine  04217


August 22, 1996


Warren C. Cook
Boston Concessions Group, Inc.
Diversified Credit Extension Trust
Fred M. Seed Annuity Trust
William E. Haggett
Jordan Lumber Company
James M. Seed
c/o Warren C. Cook
Sugarloaf USA
RR 1, Box 5000
Carrabassett Valley, ME  04947

Re:  Additional Performance-Based
     Purchase Price for Minority
     Shares Under Shareholders'
     Agreement Dated August 24, 1994

Ladies and Gentlemen:

     By letter dated June 28, 1996 we
notified you that S-K-I Limited ("S-K-
I") consummated a merger transaction
through which all of the issued and
outstanding stock of S-K-I Limited
became owned by American Skiing
Company (the "Company").  That letter
provided notice of S-K-I Limited's
exercise of its right to purchase the
shares of common stock of Sugarloaf
Mountain Corporation owned by each of
you pursuant to Sections 2(b) and 3 of
the Shareholders' Agreement dated
August 24, 1994 for an aggregate
purchase price of $2 million.

     Since the exercise of S-K-I
Limited's option to purchase, we have
been discussing with Warren Cook a
commitment from S-K-I Limited to pay
an additional performance-based
purchase price for such shares.  This
letter constitutes S-K-I Limited's
commitment to pay an additional
performance-based purchase price for
such shares as more particularly
described below.

     1.   No Legal Commitment.  S-K-I
Limited is not legally obligated to
pay any purchase price above the $2
million option price specified in the
Shareholders' Agreement.  This
additional performance-based purchase
price is being paid in an effort to
generate a sense of goodwill within
the Sugarloaf community and to be
certain that Mr. Cook and his
investors feel well treated by the
Company.

     2.   Formula.  S-K-I Limited
commits to pay to the shareholders
whose stock is acquired through the
exercise of the purchase option
described in Section 3 of the
Shareholders Agreement (the "Minority
Group") additional purchase price for
shares purchased (the "Minority
Shares") based upon the future EBITDA
of Sugarloaf Mountain Corporation.
For purposes of this calculation,
EBITDA shall mean for each fiscal year
beginning with the fiscal year ended
July 31, 1997 (a) net income or loss
of Sugarloaf Mountain Corporation
determined in accordance with
generally accepted accounting
principles without giving effect to
extraordinary gains or losses from
sales, exchanges or other dispositions
of property not in the ordinary course
of business, and non-recurring items,
plus, to the extent deducted in
calculating net income, (b) the sum
of, without duplication (i)
depreciation expense, (ii)
amortization expense, (iii) interest
expense, (iv) income tax expense, and
(v) other non-cash items.  For
purposes of this calculation "interest
expense" shall mean interest expense
on Sugarloaf Mountain Corporation's
indebtedness, as determined in
accordance with generally accepted
accounting principles consistently
applied, which shall include all
obligations for borrowed money however
evidenced, all obligations for
deferred purchase price of property or
services, all capital lease
obligations, all debt of others
secured by any lien, mortgage security
interest or pledge of any property or
revenues of Sugarloaf Mountain
Corporation, all debt of other
guaranteed by Sugarloaf Mountain
Corporation and all obligations of
Sugarloaf Mountain Corporation,
contingent or otherwise in respect of
letters of credit, bankers acceptances
and similar instruments.  The
additional purchase price formula
shall be annual EBITDA multiplied by a
factor of .11, with that product then
being multiplied by a factor of 49%.
The product of the foregoing formula
shall constitute the total annual
additional performance-based purchase
price payable to the Minority Group.
The amount payable to each shareholder
shall be determined on a per share
basis by dividing the total aggregate
performance-based additional purchase
price by the number of shares owned by
each member of the Minority Group.
Payments shall be made on or before
November 30 of each of the years 1997
through 2002.  The total amount of
additional performance-based purchase
price shall be limited to $1 million.
At such time as the total amount of
additional performance-based purchase
price paid to Minority Shareholders
equals $1 million no further payments
shall be made.  Attached hereto as
Exhibit A is an illustration of the
results of the foregoing formula based
upon an approximate 10% growth in
EBITDA.  This example is provided for
illustrative purposes only and is not
intended to reflect amounts
anticipated to be earned or paid based
upon the foregoing formula.

     3.   Calculations.  Calculation
of the additional performance-based
purchase price shall be performed by S-
K-I based upon Sugarloaf Mountain
Corporation's results of operations
for each fiscal year as reported in
American Skiing Company's annual
audited financial statement.  S-K-I's
calculation of additional performance-
based purchase price shall be final
and binding upon S-K-I and the
Minority Group, absent manifest error.
For purposes of the foregoing
calculation, Sugarloaf Mountain
Corporation's allocable share of S-K-
I's corporate overhead and American
Skiing Company's corporate overhead
shall be made on a basis consistent
with allocation of corporate overhead
to all subsidiaries of American Skiing
Company and S-K-I Limited.  The
corporate overhead allocation
methodology within the American Skiing
Company group of subsidiaries has not
been determined as of this date, and
may change, from time to time,
throughout the period over which the
additional performance-based purchase
price is payable. S-K-I's commitment
is to allocate corporate overhead in
an equitable manner pursuant to a
formula or methodology that is the
same in all material respects as that
applied to all other American Skiing
Company subsidiaries.

     4.   Coordination with Warrant
Exercise.  Under the Shareholder's
Agreement, any shares of common stock
of Sugarloaf Mountain Corporation
purchased through the exercise of
warrants prior to the closing on S-K-I
Limited's exercise of its option to
acquire the Minority Shares are
automatically included in the Minority
Shares and are therefore subject to
purchase under the option at no
additional purchase price.  The
closing on the exercise of S-K-I
Limited's option is scheduled for
August 30, 1996.  Contemporaneously
with the execution and delivery of
this letter, information explaining
the terms of this letter and the
exercise of S-K-I Limited's option is
being provided to the warrant holders.
In order to provide the warrant
holders with sufficient time to
evaluate whether or not to exercise
their warrants, S-K-I Limited and the
Minority Group hereby agree to provide
the warrant holders until September
24, 1996 to inform Sugarloaf Mountain
Corporation whether they intend to
exercise their warrants and have the
shares of common stock received as a
result of that exercise included in
the Minority Shares for purposes of S-
K-I Limited's option.  As a result of
extending that grace period to the
warrant holders, S-K-I Limited and the
Minority Group hereby agree that
$530,978 of the $2,000,000 in cash
payable to the Minority Group at the
closing of the exercise of the option
will be escrowed until the number of
warrant holders exercising their
warrants on or before September 24,
1996 is finally determined.  At that
time, a final determination of the
cash portion of the purchase price of
the Minority Shares (including shares
acquired by warrant holders through
the exercise of their warrants) will
be determined and a final payment of
purchase price will be made.
Investment earnings, if any, on the
escrowed funds shall be included in
the purchase price for purposes of
determining amounts payable.

     5.   Priority of Payment.  The
payment of additional performance-
based purchase price pursuant to
paragraph 2 above, if any, is hereby
subordinated in right of payment to
the prior payment in full in cash of
all Debt of S-K-I and the Company,
whether outstanding as of the date
hereof or hereafter incurred.

     Upon any distribution of cash,
securities or other property to
creditors of S-K-I and the Company in
a liquidation or dissolution of S-K-I
and the Company or in a bankruptcy,
reorganization, insolvency,
receivership or similar proceeding
relating to S-K-I and the Company or
its property, in an assignment for the
benefit of creditors or any marshaling
of S-K-I and the Company's assets and
liabilities, the holders of all Debt
of S-K-I and the Company will be
entitled to receive payment in full in
cash of all Debt (including interest
after the commencement of any such
proceeding at the rate applicable to
the Debt) before the Minority Group
will be entitled to receive any
payment of additional performance-
based purchase price hereunder, and
until all Debt of S-K-I and the
Company is paid in full in cash, any
distribution to which the Minority
Group would be entitled hereunder
shall be made to the holders of such
Debt.

     S-K-I and the Company also may
not make and the Minority Group may
not accept or seek to enforce any
payment hereunder if (a) a default in
the payment of the principal of,
premium if any, or interest on any
Debt of S-K-I and the Company occurs
and is continuing or (ii) any other
default occurs and is continuing with
respect to any Debt or any agreements,
lease, indenture, mortgage or other
instrument relating thereto that
permits holders of such Debt as to
which such default relates to
accelerate its maturity.  Payments
hereunder may and shall be resumed
upon the date on which such default is
cured or waived so long as no other
default exists.

     For purposes of the preceding
paragraph the term "Debt" means, as of
each date of determination, without
duplication (a) all obligations of S-K-
I Limited and/or the Company for
borrowed money whether evidenced by
bonds, debentures, notes or similar
instruments, including, without
limitation, all principal, interest,
fees, costs, enforcement expenses
(including legal fees and
disbursements), collateral protection
expenses and other reimbursement and
indemnity obligations; (b) all
obligations of S-K-I Limited and/or
the Company for the deferred purchase
price of property or services
(including without limitation deferred
payment obligations which are part of
the consideration provided for in
agreements not to compete), except
trade accounts payable and accrued
liabilities arising in the ordinary
course of business which are not
overdue by more than sixty days or
which are being contested in good
faith by appropriate proceedings; (c)
all capital lease obligations of S-K-I
Limited and/or the Company; (d) all
Debt of others secured by any lien,
mortgage, security interest or pledge
on or involving any properties, assets
or revenues of S-K-I Limited and/or
the Company; (e) all Debt of others
guaranteed by S-K-I Limited and/or the
Company; and (f) all obligations of S-
K-I Limited and/or the Company,
contingent or otherwise, in respect of
letters of credit or bankers'
acceptances or similar instruments.

     6.   Skiing Privileges.  S-K-I
Limited hereby commits to the Minority
Shareholders, as additional purchase
price, to make available to each
member of the Minority Group
("Minority Shareholder") beginning
with the 1996-1997 ski season the
following privileges:

     (a)  A lifetime, non-transferable
          30% discount on all non-sale
          items in all ski shops owned
          by Sugarloaf Mountain
          Corporation;

     (b)  A lifetime, non-transferable
          pass for the Minority
          Shareholder, the Minority
          Shareholder's spouse, the
          Minority Shareholder's
          children and their spouse to
          the Sugarloaf Mountain
          Corporation's health and
          fitness facility; plus

     (c)  The number of transferable
          lifetime adult skiing passes
          (or two transferable
          lifetime children's skiing
          passes) for the Sugarloaf
          resort specified for each
          Minority Shareholder listed
          below:

          William E. Haggett
               11
          Fred M. Seed Annuity Trust
               8
          Boston Concessions Group,
               Inc. 8
          Warren C. Cook
               5
          Jordan Lumber Company
               0
          Diversified Credit Extension
               Trust     0
          James M. Seed
               0

     (d)  Each Minority Shareholder
          (or designee if a Minority
          Shareholder is not an
          individual) shall also be
          entitled for his or her
          lifetime to purchase non-
          transferable seasons passes
          for the Sugarloaf resort for
          the holder's spouse and
          children for $100 per pass
          per year.

          Such lifetime passes,
          discounts and rights to
          purchase passes will be
          valid for the greater of:
          (i) the lifetime of the
          Minority Shareholder (or for
          the life of a person
          designated by the Minority
          Shareholder thereof if such
          holder is not an
          individual), or (ii) six (6)
          years after the date hereof.
          If such Minority Shareholder
          or designee should die
          before the lapsing of such
          six (6) year period, the
          personal representative of
          the estate of such person
          shall be entitled to
          exercise such person's
          rights hereunder for the
          balance of such six (6) year
          period.  Such individual
          will be entitled annually
          during his lifetime to
          designate the name(s) of the
          person(s) entitled to
          utilize the passes described
          in subparagraph (c) above.

     (e)  Each Minority Shareholder
          shall have the right, for
          six (6) years following the
          date hereof, to exchange any
          two (2) transferable
          season's passes for the
          Sugarloaf resort for two non-
          transferable season's passes
          to all American Skiing
          Company resorts.

     7.   Status of Commitment.  This
commitment modifies the terms and
provisions of Sections 2(b) and 3 of
the Shareholders' Agreement regarding
determination of purchase price
payable upon the exercise of S-K-I's
option to purchase the Minority
Shares.  Except as specifically
provided herein, the remaining terms
and conditions of the Shareholders'
Agreement shall continue in full force
and effect as originally set forth in
the Shareholders' Agreement.

     8.   Miscellaneous Provisions.

          (a)  This letter sets forth
     S-K-I Limited's entire commitment
     with respect to the subject
     matter hereof and, together with
     the Shareholders' Agreement and
     its June 28, 1996 letter
     exercising its right to purchase
     the minority shares, constitutes
     the entire agreement with respect
     to the subject matter hereof and
     supersedes any and all prior oral
     or written agreements or
     understandings with respect
     thereto.

          (b)  This commitment shall
     be governed by and construed in
     accordance with the laws of the
     State of Maine, excluding
     conflict of laws principles.

          (c)  This commitment may not
     be assigned by the Minority
     Stockholders without the express
     prior written consent of S-K-I
     Limited.


Very truly yours,

S-K-I LIMITED


By:
Leslie B. Otten
Its President

/kas

Minority Shareholder Consent

     The undersigned, representing at
least 66 2/3% of the outstanding
shares of common stock of Sugarloaf
Mountain Corporation, do hereby agree
to the foregoing modification of the
Shareholders Agreement pursuant to
Section 8 thereof.

EXHIBIT A
[For Demonstrative Purposes Only]

                                        11/30/97-
                                        02 Pmt.
                               Aggrega  Per
Fiscal                         te       Former
Year   EBITDA<  Fact  Factor   Minorit  Minority
Ended  F1>      or    Total    y Share  Share<F2>
                               at 49%
7/97   2,530,0  .11   278,300  136,367  .04415
       00
7/98   2,783,0  .11   306,130  150,003  .04855
       00
7/99   3,061,3  .11   336,743  165,004  .05342
       00
7/00   3,367,4  .11   370,417  181,504  .05876
       30
7/01   3,704,1  .11   407,459  199,654  .06464
       73
7/02   4,074,5  .11   334,936  167,468  .05422
       90             <F3>     <F3>
                               1,000,0  .32378
                               00


<F1> Assumes approximately 10% growth
per annum

<F2> Assumes minority shares of
3,088,428

<F3> 11/30/02 payment limited due to
$1,000,000 aggregate payment ceiling